UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): December 19, 2018

 POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Road Houston, Texas		77075-1180
(Address of Principal Executive Offices)		(Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Don R. Madison

On December 19, 2018, Powell Industries, Inc. (the “Company”) received notification from Don R. Madison that Mr. Madison intends to retire effective as of January 4, 2019. As previously announced, Mr. Madison resigned as Chief Financial and Administrative Officer of the Company effective as of December 13, 2018, the day immediately following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 with the U.S. Securities and Exchange Commission. In connection with his retirement, Mr. Madison will resign as Executive Vice President of the Company on January 4, 2019.

Consulting Agreement with Don R. Madison

On December 20, 2018, the Company entered into a Consulting Advisory and Services Agreement (the “Consulting Agreement”) with Mr. Madison, pursuant to which Mr. Madison agreed to provide certain consulting services to the Company following his retirement. The initial term of the Consulting Agreement will be from January 5, 2019 to March 31, 2019, and the Consulting Agreement may be extended for one or more renewal terms if mutually agreed to by both the Company and Mr. Madison. The Consulting Agreement provides that Mr. Madison will provide up to 10 hours per quarter of consultation services to the Company and its executives on various matters on an as-needed basis (the “Services”). Mr. Madison also agreed to provide certain additional services as the Company may request, such as traveling to meet with investors (the “Special Services”). As compensation for the Services, the Company will pay Mr. Madison $7,500 per quarter. The Company will also pay Mr. Madison $2,000 per day for each day during which he performs any Special Services. The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Resignation of Don R. Madison as Secretary and Treasurer; Appointment of Michael W. Metcalf as Secretary and Treasurer

In connection with his retirement, Mr. Madison resigned as Secretary and Treasurer of the Company. Following the resignation of Mr. Madison, the board of directors of the Company elected Michael W. Metcalf to succeed Mr. Madison as Secretary and Treasurer of the Company effective as of December 19, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Consulting and Advisory Services Agreement effective as of January 5, 2019 by and between the Company and Don R. Madison

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: December 21, 2018
	By:	/s/ Michael W. Metcalf
Michael W. Metcalf
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Consulting and Advisory Services Agreement effective as of January 5, 2019 by and between the Company and Don R. Madison.